Exhibit 99.1

Speedus Announces First Quarter 2004 Results

May 14, 2004 - New York, New York

Speedus Corp. (NASDAQ: SPDE) today announced net earnings of $10.4 million, or $0.62 per share on a fully diluted basis, for the quarter ended March 31, 2004 compared to a net loss of $1.4 million, or $0.08 per share on a fully diluted basis, for the quarter ended March 31, 2003. Earnings before depreciation and amortization were $10.7 million for the quarter ended March 31, 2004 compared to a loss before depreciation and amortization of $1.2 million for the quarter ended March 31, 2003.

The results for the quarter ended March 31, 2004 were primarily driven by a gain from technology settlement in the amount of $15 million. In connection with this settlement, the Company incurred $2.9 million in technology settlement expenses.

For the quarter ended March 31, 2004, total operating expenses, before depreciation and amortization and technology settlement expenses, amounted to $1.4 million compared to $1.3 million for the quarter ended March 31, 2003. Net of increases in operating expenses aggregating $0.2 million as a result of the inclusion of Zargis Medical operations since the date of acquisition in February 2003, total operating expenses, before depreciation and amortization and technology settlement expenses, decreased $0.1 million primarily as a result of personnel reductions.

About Speedus Corp.

Speedus Corp. is a holding company with controlling interests in Zargis Medical Corp. and F&B Gudtfood Holdings, Inc. Speedus Corp also owns broadband intellectual property and controls licensed wireless frequencies. Additional information on Speedus Corp. and its services is available at www.speedus.com or by calling 718.567.4358.

                                        #

Statements contained herein that are not historical facts, including but not limited to statements about the Company's product, corporate identity and focus, may be forward-looking statements that are subject to a variety of risks and uncertainties. There are a number of important factors that could cause actual results to differ materially from those expressed in any forward-looking statements made by the Company, including, but not limited to, the continuing development of the Company's sales, marketing and support efforts.

These financial statements do not include all information and notes required by generally accepted accounting principles for complete financial statements. These financial statements should be read in conjunction with the Company's 2003 audited consolidated financial statements and notes thereto on Form 10-K and quarterly reports on Form 10-Q. Operating results for the three months ended March 31, 2004 are not necessarily indicative of the results that may be expected for the year ending December 31, 2004.

CONTACT: John Kallassy of Speedus Corp.; 718.567.4358; jkallassy@speedus.com

                                  SPEEDUS CORP.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (unaudited)

                                                  Three months ended March 31,
                                                -------------------------------
                                                    2004               2003
                                                ------------       ------------

Revenues                                        $    151,015       $    169,807
                                                ------------       ------------

Expenses:
     Selling, general and administrative             992,714            926,583
     Technology settlement expenses                2,928,583                  0
     Research and development                        370,745            334,944
     Depreciation and amortization                   285,476            215,368
     Cost of sales                                    44,944             48,300
                                                ------------       ------------
     Total operating expenses                      4,622,462          1,525,195
                                                ------------       ------------

Operating loss                                    (4,471,447)        (1,355,388)

Gain from technology settlement                   15,000,000                  0
Investment income/(loss)                            (258,122)           (47,530)
Minority interest                                    141,371             81,251
Equity in loss of associated company                       0            (92,996)
                                                ------------       ------------

Net earnings/(loss)                             $ 10,411,802       $ (1,414,663)
                                                ============       ============


Per share:
Basic earnings/(loss) per common share          $       0.64       $      (0.08)
                                                ============       ============
Weighted average common shares
    outstanding - basic                           16,287,986         16,883,034
                                                ============       ============

Diluted earnings/(loss) per common share        $       0.62       $      (0.08)
                                                ============       ============
Weighted average common shares
    outstanding - diluted                         16,866,170         16,883,034
                                                ============       ============

                                  SPEEDUS CORP.
                           CONSOLIDATED BALANCE SHEETS

                                                                          March 31,      December 31,
                                                                            2004             2003
                                                                        ------------     ------------
                                                                         (unaudited)
                             ASSETS
Current assets:
    Cash and cash equivalents                                           $ 29,825,608     $ 19,419,197
    Marketable securities                                                    887,077        2,086,638
    Due from broker                                                          782,200        3,713,146
    Prepaid expenses and other                                               202,650           83,222
    Accounts and other receivables                                            52,783           42,500
                                                                        ------------     ------------
    Total current assets                                                  31,750,318       25,344,703
Property and equipment, net of accumulated
  depreciation of $2,101,991 and $2,003,862                                  500,137          419,868
Other intangible assets, net of accumulated
  amortization of $1,238,838 and $1,051,493                                1,854,706        2,042,051
Goodwill                                                                     620,875          620,875
Other assets                                                                  83,854           82,563
                                                                        ------------     ------------
    Total assets                                                        $ 34,809,890     $ 28,510,060
                                                                        ============     ============

    LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Accounts payable                                                    $    131,184     $    151,258
    Accrued liabilities                                                    1,041,778        1,432,426
    Securities sold and not purchased                                      1,810,968        5,406,135
                                                                        ------------     ------------
    Total current liabilities                                              2,983,930        6,989,819

Minority interest                                                            389,684          531,055

Commitments and Contingencies

Stockholders' equity:
    Common stock ($.01 par value; 50,000,000
      shares authorized; 21,583,656 and 21,516,088                           215,837          215,161
      shares issued)
    Preferred stock ($.01 par value; 20,000,000 shares authorized):
         Series A Junior Participating ($.01 par value; 4,000 shares authorized; no shares issued
           and outstanding)                                                       --               --
    Additional paid-in-capital                                            90,520,332       90,442,120
    Treasury stock (at cost; 5,273,649 and 5,257,649 shares)              (5,294,152)      (5,250,552)
    Accumulated deficit                                                  (54,005,741)     (64,417,543)
                                                                        ------------     ------------
    Stockholders' equity                                                  31,436,276       20,989,186
                                                                        ------------     ------------
    Total liabilities and stockholders' equity                          $ 34,809,890     $ 28,510,060
                                                                        ============     ============